SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                Amendment No. 1
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: September 30, 2002

                                 LITE KING CORP.
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               (Exact Name of Registrant as Specified in Charter)


              NEW YORK                                0-25105                              11-2996988
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  (State or other jurisdiction of             (Commission File Number)          (IRS Employer Identification No.)
           incorporation)


                   13314 LOST KEY PLACE, BRADENTON, FLORIDA                                     34202
                   (Address of principal executive offices)                                  (Zip code)

             Registrant's telephone number, including area code:                           (941) 388-9512


                   175 CORTLAND AVENUE, MORTON, ILLINOIS 61550
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (A)      PREVIOUS INDEPENDENT ACCOUNTANTS

         (1) (i) Effective September 30, 2002, Greenberg & Company, LLC ("Greenberg & Company") resigned as Lite King Corp.'s (the "Registrant") independent certified public accountants.

         (ii) Greenberg & Company's reports on the Registrant's financial statements for the two fiscal years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles; however, the reports were modified to include an explanatory paragraph wherein Greenberg & Company expressed substantial doubt about the Registrant's ability to continue as a going concern.

                  (iii) The change of independent accountants was approved by the Registrant's Board of Directors on September 30, 2002.

                  (iv) During the Registrant's two fiscal years ended June 30, 2001 and June 30, 2000, as well as the subsequent interim period through September 30, 2002, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                  (v) During the Registrant's two fiscal years ended June 30, 2001 and June 30, 2000, as well as the subsequent interim period through September 30, 2002, Greenberg & Company did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

                  (vi) The Registrant requested Greenberg & Company to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. To date, the Company has been unable to obtain such a letter from Greenberg & Company.

         (B)      NEW INDEPENDENT ACCOUNTANTS

         Effective January 2, 2005, the Registrant engaged LL Bradford & Company, LLC ("LL Bradford") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult LL Bradford on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging LL Bradford.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 27, 2006                    LITE KING CORP.

                                           By:   /s/ David Norris
                                                 ---------------------------
                                           Name: David Norris
                                           Its:  Chief Executive Officer